SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 18, 2004


                       PowerHouse Technologies Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                  333-5278-NY                  94-3334052
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(State or Other Jurisdiction         (Commission              (I.R.S.  Employer
      of Incorporation)              File Number)            Identification No.)


2694 Bishop Drive, Suite 270, San Ramon, California                  94583
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     (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (925) 328-1100
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      Effective June 18, 2004, pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 28, 2004, by and among PowerHouse Technologies Group, Inc., a Delaware corporation (the "Company"), First Person Software, Inc., a California corporation ("First Person"), PowerHouse Acquisition Company, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company ("PowerHouse Acquisition"), Christopher Neumann, David Brett Levine, and Karl Jacob, acting solely as the shareholder representative referred to therein, the Company completed its acquisition of First Person by merging First Person with and into PowerHouse Acquisition, with PowerHouse Acquisition continuing as the surviving entity and a wholly owned subsidiary of the Company (the "Merger").

      Pursuant to the Merger Agreement and as a result of the Merger, each issued and outstanding share of First Person common stock, no par value per share ("First Person Common Stock"), except for certain shares held by the Company or held in First Person's treasury, all of which were cancelled, was converted into the right to receive (i) a pro rata amount of $1,000,000 in cash; and (ii) a pro rata number of shares of Company common stock, par value $0.0001 per share ("Company Common Stock") that have an aggregate value of $1,500,000 (calculated on the basis of a 20-day historical average market price-related formula contained in the Merger Agreement). The source of funds used for the acquisition was the Company's cash reserves and working capital.

      The issuance of Company Common Stock in the Merger was exempt from registration under the Securities Act of 1933, as amended, pursuant to Rule 506 of Regulation D.

      The foregoing description and the transactions contemplated thereby are qualified in their entirety by reference to the Merger Agreement, which is included as Exhibit 2.1 to this report, and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Financial Statements of Businesses Acquired.

      In accordance with Item 7(a)(4), financial statements required by this Item will be filed by amendment not later than 60 days after the date of this initial report of Form 8-K.

      (b) Pro Forma Financial Information.

      In accordance with Item 7(a)(4), financial statements required by this Item will be filed by amendment not later than 60 days after the date of this initial report of Form 8-K.

      (c)   Exhibits.

      2.1 Agreement and Plan of Merger, dated as of May 28, 2004, by and among the Company, First Person, PowerHouse Acquisition, Christopher Neumann, David Brett Levine, and Karl Jacob, acting solely as the shareholder representative referred to therein.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the authorized undersigned.

Date:  July 6, 2004                    POWERHOUSE TECHNOLOGIES GROUP, INC.


                                       By:     /s/ Jay Elliot
                                            ----------------------------------
                                          Name:    Jay Elliot
                                          Title:   Chief Executive Officer

                                  EXHIBIT INDEX
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      2.1   Agreement and Plan of Merger, dated as of May 28, 2004, by and among the Company, First Person, PowerHouse Acquisition, Christopher Neumann, David Brett Levine, and Karl Jacob, acting solely as the shareholder representative referred to therein.